LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jamie B. Ohl and Michael Wauters, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statements of Wilshire Mutual Funds, Inc., a Maryland corporation, and Wilshire Variable Insurance Trust, a Delaware statutory trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: May 18, 2012	/s/ Margaret M. Cannella Margaret M. Cannella

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jamie B. Ohl and Michael Wauters, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statements of Wilshire Mutual Funds, Inc., a Maryland corporation, and Wilshire Variable Insurance Trust, a Delaware statutory trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: May 18, 2012	/s/ Edward Gubman Edward Gubman

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jamie B. Ohl and Michael Wauters, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statements of Wilshire Mutual Funds, Inc., a Maryland corporation, and Wilshire Variable Insurance Trust, a Delaware statutory trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: May 18, 2012	/s/ George J. Zock George J. Zock